                       SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                    Western Gas Resources, Inc.
___________________________________________________________________________
        (Name of Registrant as Specified In Its Charter)


                   Western Gas Resources, Inc.
___________________________________________________________________________
        (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    4.  Proposed maximum aggregate value of transaction:

    * Set for the amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount previously paid:

   2.  Form, Schedule or Registration Statement No.:

   3.  Filing Party:

   4.  Date Filed:

Notes:

          WESTERN GAS RESOURCES, INC.
          12200 NORTH PECOS STREET
          DENVER, COLORADO  80234

          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

          TO BE HELD ON MAY 11, 1994

          TO THE STOCKHOLDERS OF
          WESTERN GAS RESOURCES, INC.:

          The Annual Meeting of stockholders of Western Gas Resources, Inc., a Delaware corporation (the "Company"), will be held at the Hyatt Regency Denver, Florentine Room, 1750 Welton Street, Denver, Colorado 80202, on Wednesday, May 11, 1994 at 10:00 A.M. local time for the following purposes:

          1. To elect three Class Two Directors to serve until their terms expire in 1997 and until their successors have been elected and qualified; and

          2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

          Accompanying this Notice of Annual Meeting is a Proxy, a Proxy Statement, and a copy of the Company's 1993 Annual Report to Stockholders.

          Only holders of record of shares of the Company's Common Stock and 7.25% Cumulative Senior Perpetual Convertible Preferred Stock at the close of business on March 31, 1994 are entitled to receive notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.

          The Stockholders are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED
          PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

          By Order of the Board of Directors,


          /s/ Signature
          _____________
          BRION G. WISE
          CHAIRMAN OF THE BOARD AND
          CHIEF EXECUTIVE OFFICER

          Denver, Colorado
          March 31, 1994

          WESTERN GAS RESOURCES, INC.
          12200 NORTH PECOS STREET
          DENVER, COLORADO 80234

          PROXY STATEMENT

          FOR

          ANNUAL MEETING OF STOCKHOLDERS

          TO BE HELD ON MAY 11, 1994

          This proxy statement is furnished in connection with the solicitation by the Board of Directors of Western Gas Resources, Inc. ("the Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 A.M. local time on Wednesday, May 11, 1994 at the Hyatt Regency Denver, Florentine Room, 1750 Welton Street, Denver, Colorado 80202, and at any postponement or adjournment thereof. This proxy statement and the enclosed proxy are being mailed to stockholders on or about April 12, 1994.

          The only outstanding voting securities of the Company are its Common Stock, par value $0.10 (the "Common Stock"), and its 7.25% Cumulative Senior Perpetual Convertible Preferred Stock, par value $0.10 (the "7.25% Convertible Preferred Stock"). On March 31, 1994, the record date for the Annual Meeting, there were 25,681,985 shares of Common Stock and 400,000 shares of 7.25% Convertible Preferred Stock entitled to vote at the Annual Meeting. Each holder of record of Common Stock at the close of business on the record date will be entitled to one vote for each share so held, and each holder of record of 7.25% Convertible Preferred Stock at the close of business on the record date will be entitled to 5.225 votes for each share so held. The holders of Common Stock and 7.25% Convertible Preferred Stock will vote together as a single class.

          The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business. If a proxy in the accompanying form is duly executed, dated and returned, the shares represented thereby will be voted in accordance with instructions set forth thereon unless revoked. Stockholders attending the Annual Meeting may vote
          their  shares  in  person whether    or  not a  proxy    has been
          previously  executed    and    returned.       Unless    contrary
          instruction are given, the persons designated as proxy holders on the proxy card will vote FOR election of the nominees named herein as directors. If any other matter is properly presented at the meeting, which is not currently anticipated, the proxy holders will vote the proxies in accordance with their best judgment in such matters. Cost of the soliciting proxies will be borne by the Company.

          Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

          Any stockholder returning a proxy may revoke it at any time before it has been exercised by giving written notice of such revocation to the Company addressed to John C. Walter, Secretary, 12200 North Pecos Street, Denver, Colorado 80234. No such revocation shall be effective until it has been received by the Company at or prior to the Annual Meeting.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

          The following table sets forth information with respect to stockholders who were known to the Company to own more than five percent of the Common Stock and 7.25% Convertible Preferred Stock of the Company as of March 31, 1994 (except as indicated below).


          Name and address           Amount and nature of     Percent
          of beneficial owner        beneficial ownership    of class
          ___________________        ____________________    ________

          COMMON STOCK:
          Brion G. Wise              3,964,430                15.4%
          12200 N. Pecos St.
          Denver, Colorado  80234

          Ward Sauvage               3,304,576  (1)           12.9
          Box 132
          Oberlin, Kansas  67749

          Dean Phillips              1,822,825  (2)            7.1
          524 N. 30th St.
          Quincy, Illinois  62301

          FMR Corp.                  1,621,835  (3)            6.3
          82 Devonshire Street
          Boston, Massachusetts  02109

          Merrill Lynch & Co., Inc.  1,565,700  (3)            6.1
          World Financial Center
          North Tower
          250 Vesey Street
          New York, New York  10281

          Roswitha M. Stonehocker    1,543,082  (4)            6.0
          15600 Holly
          Brighton, Colorado  80601

          Walter L. Stonehocker      1,415,262  (4)            5.5
          15600 Holly
          Brighton, Colorado  80601

          7.25% CONVERTIBLE PREFERRED STOCK:

          The 1818 Fund, L.P.          400,000  (5)          100.0
          c/o Brown Brothers Harriman & Co.
          59 Wall Street
          New York, New York  10005

          _____________________________
          (Footnotes on following page)


          1. Includes 2,252,576 shares of Common Stock held by Sauvage Gas Company owned 48.99% by the Ward Sauvage Trust #1, 48.37% by the Janice Sauvage Trust #1 and 2.64% by Mr. Sauvage's children and 1,010,000 shares of Common Stock held by Sauvage Gas Service
          Corporation, 100%   of  which is   owned by  Mr.   Sauvage's wife
          and children.  Also includes 15,000  shares of  Common Stock held
          by Mr.   Sauvage's children   and  27,000 shares of  Common Stock
          held by Sauvage Gas Co., Inc. Employee Trust.

          2. Includes 7,100 shares of Common Stock held by Mr. Phillips' wife.

          3.  Amount and nature of   beneficial ownership is at December 31,
          1993 as   reported  in the applicable  Schedule 13G  and includes
          shares  held by  subsidiaries   and  affiliates.  The percent  of
          class was calculated using total shares outstanding at December 31, 1993.

          4.  Includes  127,820 shares   of Common  Stock held   by the  WGP
          Trust,  of  which Mrs. Stonehocker  is the trustee,  3,183 shares
          of Common Stock held by   a son directly and through  10% or more
          ownership in a partnership and 26,500 shares of Common Stock held by Mr. and Mrs. Stonehocker as tenants-in-common.

          5.  The  7.25% Convertible  Preferred Stock   is convertible  into
          2,090,000   shares of  Common Stock.    In   addition, The   1818
          Fund,  L.P. directly  owns 300,000  shares of Common Stock.   The
          1818 Fund, L.P.'s total holdings, assuming full conversion, would equal 9.3% of the Company's Common Stock.

          PROPOSAL ONE

          ELECTION OF DIRECTORS

          The Company's Certificate of Incorporation establishes three classes of directors, each serving a three-year term ending in a successive year. There are three Class Two directors whose
          terms expire  this year:   Bill M.  Sanderson, Ward Sauvage  and
          Walter F. Imhoff.

          The Board has nominated Messrs. Sanderson and Sauvage for re-election as Class Two directors. The Board has nominated Joseph E. Reid, an oil and gas consultant unaffiliated with the Company, for election as a Class Two Director. The terms of these Class Two directors, if elected, will expire on the date of the Company's Annual Meeting of Stockholders in 1997, or at such time as their successors are elected and qualified.

          Directors shall be elected by a plurality of the votes cast in the election of directors. Under applicable Delaware law, in tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

          If any of the nominees is not elected or is unable to serve (although such a contingency is not expected), the remaining Board members may elect a substitute or, alternatively, may reduce the size of the Board, all in accordance with the Company's Bylaws.

          The current directors, including the nominees for re-election or election, as the case may be, are described under the caption "DIRECTORS AND EXECUTIVE OFFICERS."

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE INDIVIDUALS NOMINATED BY THE BOARD OF DIRECTORS. Proxies solicited by the Board of Directors will be so voted unless stockholders specify to the contrary in their proxies.

          MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Company's Board of Directors held six meetings during 1993. Each director attended at least 75 percent of the total number of meetings of the Board of Directors and its committees on which such director served during his tenure.

          The Company has an Audit Committee and a Compensation Committee composed of Messrs. Robinson and Senty, who are not officers or employees of the Company. The functions of the Audit Committee include recommendation of the independent accountants for selection by the Board of Directors, review of the arrangements and scope of the independent accountants' audit, review of the findings and recommendations of the independent accountants concerning internal accounting procedures and controls, review of professional services rendered by the independent accountants, including costs and related fees, and review of the independence of the independent accountants in regard to the Company and its management. The Audit Committee held two meetings during 1993. The function of the Compensation Committee is to provide the Board of Directors with information regarding the compensation packages provided to executives at companies the committee deems comparable to the Company. The Compensation Committee held three meetings in 1993. The Company's Executive Committee is composed of Messrs. Wise and Sanderson. The Executive Committee may exercise all the power and authority of the Board of Directors in the management of the business affairs of the Company between meetings of the Board of Directors, subject to certain limitations. The Executive Committee held 12 meetings in 1993.

          REMUNERATION OF DIRECTORS

          Directors who are also full-time employees of the Company receive no fees or remuneration for services as members of the Board of Directors. Non-employee directors receive annual fees of $17,500 each, payable in quarterly installments, with no additional fees for serving on the Audit Committee.

          Walter L. Stonehocker, Dean Phillips and Ward Sauvage, directors of the Company, entered into consulting agreements with the Company for a one year period commencing on January 1, 1993. Each received total compensation of $100,000 for consulting services relating to the evaluation of potential acquisitions, analysis of the Company's marketing strategies and such other matters as determined by the Company's Board of Directors. These consulting agreements have not been renewed.

          SECURITY OWNERSHIP OF MANAGEMENT

          The following table sets forth information regarding the beneficial ownership of the Company's directors and named executive officers and by all directors and executive officers as a group, of the Company's Common Stock, $2.28 Preferred Stock and $2.625 Convertible Preferred Stock as of March 31, 1994. No director or executive officer owns any shares of 7.25% Convertible Preferred Stock.



                                        Amount and Nature of
                                        Beneficial Ownership           Percent of Class
                                 ________________________________  ________________________
                                                          $2.625                  $2.625
                                                          Convert-                Convert-
                                                $2.28       ible          $2.28   ible
                                                 Pre-       Pre-           Pre-   Pre-
          Name of                  Common       ferred     ferred  Common ferred ferred
          Beneficial Owner         Stock        Stock      Stock    Stock  Stock  Stock
          _________________      __________     ______     ______   ____   ____   ____

          Brion G. Wise          3,964,430        800          -   15.4 %   * %     * %
          Ward Sauvage           3,304,576 (1)      -          -   12.9     *       *
          Walter L. Stonehocker  2,800,841 (2) 14,000     30,000   10.9   1.0     1.1
          Dean Phillips          1,822,825 (3)      -          -    7.1     *       *
          Bill M. Sanderson        782,235 (4)      -          -    3.0     *       *
          Richard B. Robinson        9,300 (5)  1,000          -     *      *       *
          Walter F. Imhoff           5,100          -          -     *      *       *
          James A. Senty             4,920 (6)      -          -     *      *       *
          Walter W. Grist                -          -          -     *      *       *
          Joseph E. Reid                 -          -          -     *      *       *
          Lanny F. Outlaw           44,000          -          -     *      *       *
          John F. Neal(7)           39,750      1,000          -     *      *       *
          Gary W. Davis             27,215 (8)  1,000 (8)      -     *      *       *
          John C. Walter            26,244          -          -     *      *       *
           Directors and Executive
            Officers as a Group 12,864,191     18,200     30,000   50.1   1.3     1.1
          ______________
          * Less than 1%
          (Footnotes on following page)


          1. Includes 2,252,576 shares of Common Stock held by Sauvage Gas Company owned 48.99% by the Ward Sauvage Trust #1, 48.37% by the Janice Sauvage Trust #1 and 2.64% by Mr. Sauvage's children and 1,010,000 shares of Common Stock held by Sauvage Gas Service
          Corporation,  100% of  which  is  owned  by Mr.   Sauvage's  wife
          and  children.    Also includes   15,000 shares  of  Common Stock
          held by   Mr.  Sauvage's children   and  27,000 shares  of Common
          Stock held by Sauvage Gas Co., Inc. Employee Trust.

          2.  Includes   1,385,579  shares  of  Common  Stock  held  by  Mr.
          Stonehocker's wife,   127,820  shares of   Common Stock   held by
          the WGP   Trust, of   which Mrs.   Stonehocker is   the  trustee,
          3,183 shares of Common Stock held by  a son directly and  through
          10% or  more ownership in   a partnership  and 26,500   shares of
          Common     Stock   held  by   Mr.     and  Mrs.   Stonehocker  as
          tenants-in-common.

          3. Includes 7,100 shares of Common Stock held by Mr. Phillips' wife.

          4.  Includes  2,604  shares    of   Common  Stock    held  by  Mr.
          Sanderson's wife and   150,542 shares   of Common Stock held   by
          the Sanderson Stock Trust, of which Mr. Sanderson's wife is the trustee.

          5.  Includes 6,000   shares of Common   Stock held  by  the Lentz,
          Evans &   King  Pension Fund,  for the benefit  of Mr.  Robinson,
          1,000 shares owned directly by Mr. Robinson's wife and 800 shares of Common Stock held by Mr. Robinson and his wife as custodians for their minor children.

          6.  Includes  900  shares of  Common Stock   held by Mr.   Senty's
          wife as custodian for their children and 1,820 shares of Common Stock owned directly by Mr. Senty's wife.

          7.  Mr. Neal served  as Vice President-Pipelines and Gas Marketing
          through  October 1,  1993, after  which  time he   became  a Vice
          President who performs special projects for the President. Mr. Neal has not been an executive officer since October 1, 1993.

          8.  Includes  9,997 shares   of Common Stock and   1,000 shares of
          $2.28 Preferred Stock held by Mr. Davis' wife and 15,418 shares of Common Stock held as tenants-in-common.

          DIRECTORS AND EXECUTIVE OFFICERS

          Set   forth   below is   certain   information   concerning   the
          directors  and  executive officers of the Company.


          NAME                 AGE   POSITION
          Brion G. Wise         48   Chairman of the Board and Chief
                                     Executive Officer(1)(4)
          Bill M. Sanderson     64   President, Chief Operating Officer and
                                     Director(2)(4)
          Walter L. Stonehocker 69   Vice Chairman of the Board(3)
          Dean Phillips         62   Director(3)
          Richard B. Robinson   45   Director(1)(5)(6)
          Ward Sauvage          68   Director(2)
          James A. Senty        58   Director(3)(5)(6)
          Walter F. Imhoff      62   Director(2)
          Walter W. Grist       53   Director(3)
          Joseph E. Reid        64   Director(7)
          Dale Burford          52   Vice President-Mid-Continent Region
          John F. Chandler      37   Vice President-Pipelines and Gas
                                     Marketing
          Gary W. Davis         37   Vice President-Southern Region
          Jeffrey E. Jones      41   Vice President-Production
          William J. Krysiak    33   Vice President-Controller
          Lanny F. Outlaw       58   Vice President-Business Development and
                                     Rocky Mountain Region
          John C. Walter        48   Vice President-General Counsel and
                                     Secretary

          (1) Class One Director; term expires in 1996.
          (2) Class Two Director; term expires in 1994.
          (3) Class Three Director; term expires in 1995.
          (4) Member of the Executive Committee.
          (5) Member of the Audit Committee.
          (6) Member of the Compensation Committee.
          (7) Is nominated for election as a Class Two Director.

          MR. WISE,  a founder of   the  Company in  1971, has  served   as
          Chairman of the Board  of Directors since July 1987,  a member of
          the Executive  Committee   since December  1989, Chief  Executive
          Officer  since December 31, 1986 and  President from 1971 through
          1986. He   was   a   gas processing   engineer   with   Shell Oil
          Company   from   1967  until  the organization  of  the Company.
          Mr. Wise   received his Bachelor of   Science Degree in  Chemical
          Engineering from Washington State University.

          MR. SANDERSON   has served  as a director   of the  Company since
          July   1987, a member  of the Executive Committee  since December
          1989,  President since December 31, 1986, Chief Operating Officer
          since   May 1986 and  Senior  Vice  President from 1981   through
          1986. He  worked  in  various capacities  for  Shell  Oil Company
          in   its   exploration  and production department  from   1960 to
          1981, including an assignment in  Venezuela and an assignment for
          five  years   in    London  with     oil  and     gas  production
          responsibilities  during North  Sea  development.   Mr. Sanderson
          received his Bachelor of  Science Degree, cum laude, in  Chemical
          Engineering from Texas Tech University.


          MR. STONEHOCKER, a founder of the  Company in 1971, has served as
          Vice Chairman  of the  Board  since  July 1992,   as a   director
          since  July  1987, a   member  of  the  Executive Committee  from
          December 1989  to July 1992,  Senior Vice President  from January
          1985 to July   1992 and  Vice President from  1971  to  1985. Mr.
          Stonehocker has   had  farming operations in  Colorado   for over
          forty years.   In addition, he has been  active as a lobbyist for
          the oil and gas industry in various western states.

          MR.  PHILLIPS, a director  of the Company  since July 1987,   has
          been   engaged  in  the  wholesale and  retail   distribution  of
          natural gas   liquids since 1956.    Mr. Phillips also  serves as
          an  officer and  director   of several  banking institutions   in
          Missouri and Illinois.

          MR. ROBINSON,   a director of the  Company  since July  1987, has
          served  as a member of the   Audit Committee since  May 1988  and
          as a  member of the  Compensation Committee since September 1993.
          Mr. Robinson has been a member of the law firm of Lentz, Evans
          and   King P.C. and   an adjunct professor  at  the University of
          Denver College of Law since 1980.  He has represented the Company since 1977  with respect  to tax,  corporate and  partnership law matters.  Mr. Robinson received his Juris Doctor Degree from the
          University  of Denver  and his  LL.M. in  Taxation from  New York
          University.

          MR. SAUVAGE,  a  director of  the Company   since July 1987,  has
          been   engaged  in    the wholesale  and  retail distribution  of
          natural gas liquids  since 1949.

          MR.  SENTY, a  director of  the Company  since July   1987,  has
          served as a member of the Audit Committee since  May 1988 and  as
          a   member of the Compensation   Committee since September 1993.
          Mr.  Senty  has  been   engaged  in  the  wholesale  and   retail
          distribution  of natural  gas liquids  since 1960.  He has  owned certain  banking interests  since 1976  and  currently serves  as
          Chairman of the Board  of The Park Bank, an independent state
          chartered bank   in  Wisconsin,  and  is a   director  and Senior
          Vice President   of  MNIC Companies,  the parent organization  of
          several insurance companies in Wisconsin.

          MR.   IMHOFF, a  director  of the   Company since  May 1991,  has
          been engaged   in  the investment banking  business   since 1955,
          and in   1960 he co-founded   the firm   known today as  Hanifen,
          Imhoff  Inc. of  which  he  is the  Chief  Executive Officer  and
          Chairman of  the Board.  He is also the Chairman  of the Board of
          Trustees  for Hanifen, Imhoff Colorado Bond  Shares, a registered mutual fund.  Mr. Imhoff  received his Bachelor of Science Degree in Business Administration  in 1955 from  Regis  College.  He  is
          past  Chairman of   the  Regis   University Governing   Board  of
          Trustees,  on  which he  still serves,   and also  serves on  the
          Board   of Trustees   of the Loretto   Heights  College Endowment
          Trust Fund.  Mr. Imhoff is not standing for re-election.

          MR. GRIST,  a director of the  Company since  November  1991, has been  employed for  over 30  years by  Brown Brothers  Harriman &
          Company, a  private investment  and banking  firm  in   New  York
          City.   His   current  position is   Senior  Manager,   Corporate
          Finance  Department.   Mr. Grist  holds  a Bachelor   of  Science
          degree in Business Administration from New York University.

          MR. REID,  is being nominated  for election as a  director of the
          Company.   Mr.  Reid  has been  involved   in  the oil   and  gas
          business  since  1956, and  since  1987 has  been  an independent
          Oil   and Gas  Consultant.    From 1984  to  1986  he served   as
          President and Chief  Executive Officer of Meridian Oil, from 1982 to 1984 as an independent Oil  and Gas  Consultant and  from 1978
          to   1982 as  President and Chief  Executive Officer  of Superior
          Oil Company. Mr.   Reid also serves  as  a director  for Riverway
          Bank, Cliffs  Drilling Co., Great  Western  Resources  and Edisto
          Resources.   He   received his M.B.A.  from the  Harvard Graduate
          School  of Business and his Bachelor of Science Degree from
          Louisiana State University.


          MR.  BURFORD, Vice   President-Mid-Continent Region since October
          1993,  served  as Vice President-Operations from  January 1985 to
          October 1993 and served in other capacities with the Company from
          April 1982 to January 1985.  From 1966 to 1982, he was employed
          by  Cities  Service Oil  Company  where  he  served in    various
          management positions  in the  processing and  mining divisions.
          Mr. Burford  holds a  Bachelor of   Science Degree  in Mechanical
          Engineering from the University of Missouri.

          MR. CHANDLER,  Vice President-Pipelines and  Gas Marketing  since
          October 1993, has  been employed by the Company  since 1984, most
          recently   as  Manager  of  Business  Development.  Mr.  Chandler
          received   his Bachelor  of Science   Degree in  Engineering from
          the South Dakota School of Mines and Technology.

          MR.   DAVIS,   Vice   President-Southern   Region   since October
          1993,   served  as  Vice President-Engineering/Environmental from
          January 1985 to  October 1993 and has  been an engineer  with the
          Company  since June  1980.  From 1978   to 1980, he was  employed
          by Marathon Oil Company as a plant  engineer.  Mr. Davis received
          his   Bachelor  of  Science  Degree  in  Chemical  and  Petroleum
          Engineering from the Colorado School of Mines.

          MR. KRYSIAK, Vice   President-Controller since October  1993, has
          been   employed by the  Company  since  1985,  most  recently  as
          Corporate Controller.   Mr.  Krysiak   is the principal financial
          and accounting officer of the  Company.  He received his Bachelor of Science Degree  in Business Administration from Colorado State
          University and is a Certified Public Accountant.

          MR. JONES,   Vice President-Production since  October  1993,  has
          been  employed   by the Company  since   1989, most recently   as
          Production   Manager.   From   1987  to   1989, Mr. Jones  was an
          independent  Oil and  Gas   Consultant.   Mr. Jones  received   a
          Bachelor  of Science Degree in Psychology  from Colorado  College
          and a Bachelor of Science   Degree in Mechanical Engineering from
          the University of Colorado.

          MR.   OUTLAW, Vice   President-Business   Development and   Rocky
          Mountain  Region     since  October    1993,  served     as  Vice
          President-Business  Development from  August 1987  to
          October 1993  and   worked  for  Shell   Oil  Company from   1958
          to  1987   in  various  engineering  management positions  within
          the  exploration  and    production  department.  In    his  last
          position   at Shell   Oil Company,   he was   in   charge of  gas
          processing business   development.   Mr.   Outlaw  received   his
          Bachelor   of  Science   Degree   in Engineering  from the  South
          Dakota School of Mines and Technology.

          MR.  WALTER, Vice  President-General   Counsel  since May   1988,
          served as   Corporate Counsel from May 1986  to May 1988 and Land
          Manager from 1982 to May 1986.   Mr. Walter received his Bachelor
          of Arts Degree in Economics  and Juris Doctor Degree  from the
          University of Colorado.

          Section 16(a)  of the  Securities  Exchange Act  of 1934  and the
          related  regulations require  the Company's  directors, executive
          officers and  persons  who own  more  than ten  percent of    the
          Company's Common    Stock to   file  with   the   Securities  and
          Exchange  Commission  and  the New  York  Stock Exchange  initial
          reports   of   their beneficial  ownership and  reports  of   any
          changes in their beneficial ownership  of the Company's
          Common Stock   and other equity securities  of the Company.    In
          addition,  such persons are required  to furnish the Company with copies of all such filings.

          To the Company's knowledge,  based solely upon   a review of  the
          copies of such  reports furnished to   the  Company and   written
          representations  that no  other reports  were required during the fiscal year ended  1993, all Section  16(a) filing  requirements
          applicable  to   its  directors,   executive  officers  and   ten
          percent  beneficial owners were complied with.


          TRANSACTIONS WITH AFFILIATES

          During  July 1990,  the Company  loaned  Mr.  Sanderson  $748,000 to  purchase 294,524 shares  of Common  Stock  in the  Company.
          The largest  aggregate  amount of  such indebtedness  outstanding during 1993 was $748,000, and  the rate of interest charged
          Mr. Sanderson   by the  Company was equal   to the  interest rate
          paid  by  the Company on its   Revolving Credit Facility,   which
          was 4.1%  at  December 31, 1993.   Interest  was payable annually
          on  December 31  during the  term  of the  loan  with all  unpaid
          principal and interest  due and payable on  January 1, 1996.   In
          February 1994,   Mr. Sanderson repaid  the loan  in full and  all
          accrued interest by  surrendering 25,016 shares of  the Company's
          Common Stock,  which were valued  at $31.50 per share  based upon the February 22, 1994 closing price.

          The  Company  has  entered  into  agreements with   key employees
          including each   of its executive officers,  other than  Mr. Wise
          and Mr. Sanderson, which  commit  the Company to loan  an  amount sufficient to  exercise their  respective stock  options as  each
          portion of   their stock options vests  under the  Key  Employees
          Incentive Stock Option Plan and  the Employee Option Plan.    The
          Company   will  forgive the  loan   and  accrued interest  if the
          executive officer has  been continuously employed by  the Company
          for periods  specified under  the agreements.    At  December 31,
          1993,  loans to   certain  key  employees   totaling   $1,075,421
          relating   to  125,402  options  were   outstanding   as follows:
          Lonnie  R.  Brock,  $163,575  related  to  18,000  options;  Dale
          Burford,  $182,216  related  to 21,452  options;  Gary  W. Davis,
          $176,816  related to  20,452  options;  John  F.  Neal,  $194,625 related to 23,750  options; Lanny F. Outlaw,  $194,625 related to
          23,750 options; and  John C. Walter, $163,564   related to 17,998
          options.   Effective   January  31, 1994  principal and   accrued
          interest  related to the   loan extended to Lonnie   R. Brock  in
          the  amount    of    $180,563  were    forgiven    following  his
          resignation  as an employee of the Company.

          Richard  B. Robinson, a  director of the Company,  is a member of the law firm of Lentz, Evans and King P.C., which has represented
          the  Company  in certain  tax,    corporate and  partnership  law
          matters since 1977.  Walter L.  Stonehocker,  Dean Phillips   and
          Ward    Sauvage,  directors    of  the    Company,  entered  into
          consulting agreements  with the  Company for a  one year   period
          commencing  on  January  1,    1993.      Each  received    total
          compensation of   $100,000 for  consulting services   relating to
          the  evaluation   of potential   acquisitions,  analysis of   the
          Company's  marketing  strategies  and    such  other  matters  as
          determined by the Company's Board of Directors.  These consulting agreements have not been renewed.

          During  the year  ended  December  31, 1993,  the   Company  sold
          propane to and leased rail cars from  an affiliate  of James   A.
          Senty,   a director   of  the   Company, for   total  payments of
          approximately  $1.5  million. During the year  ended December 31,
          1993, the Company  leased rail  cars from  an  affiliate of  Ward
          Sauvage,   a  director of  the  Company,  for  total payments  of
          approximately  $210,000.   During   the  year ended December  31,
          1993,  the Company  leased rail  cars from  an affiliate  of Dean
          Phillips, a director  of  the  Company,  for   total payments  of
          approximately   $160,000.  These  transactions were   all entered
          into by  the Company   in the  ordinary course   of its business,
          on an arm's length basis.


          REPORT OF THE COMPENSATION COMMITTEE

          COMPENSATION COMMITTEE

          In  1993,  the   Board  of    Directors  created  a    committee,
          designated  the    "Compensation    Committee,"    consisting  of
          Richard Robinson  and James  Senty,neither  of whom  are
          officers  of  the Company.    The  purpose  of  the  Compensation
          Committee is to provide the  Board of Directors  with information
          regarding  the compensation   packages provided to  executives at
          companies  the  committee  deems  comparable  to  the  Company.
          The Compensation  Committee retained the  services of an  outside compensation consultant and  various  employees  of  the  Company
          to  assist it   in   gathering  the  necessary information.   The
          Compensation Committee  presented the information it  obtained to the Board  of Directors,  and  to Mr.  Bill  Sanderson, President
          of   the    Company.     In  addition,  the outside  compensation
          consultant  made a presentation  to the Board.

          After considering the  information provided   by the  Compensation
          Committee,   Mr. Bill Sanderson, President  of the Company, made
          a recommendation to  the  Board   of  Directors,  with  respect  to
          the  total compensation package  for all of the  Company's executives
          except his   own compensation and the compensation  of John Neal,
          which is subject to a contractual arrangement  described below.
          Mr. Sanderson  considered the  following factors in preparing his
          recommendation:   (i) performance of the Common Stock;  (ii)
          changes  in the  Company's  cash  flow   from  operations;  (iii)
          anticipated  future  performance of the  Common Stock   price and
          anticipated  future     cash  flow     increases  relating     to
          significant transactions   completed  during  the  year, such  as
          major acquisitions, that are   not yet reflected in  stock  price
          or cash  flow;   and (iv)  the extent  to which   the  individual
          officer contributed  to the Company's   success.   In making  his
          recommendation  to the Board of Directors, Mr. Sanderson gave the
          greatest weight   to the   performance of   the  Common  Stock.
          The  Board   of  Directors,   after  considering the  information
          presented, adopted Mr. Sanderson's recommendation.

          Mr. Brion   Wise, the  Chief Executive  Officer and   a Director,
          made   the  recommendation  with   respect  to   Mr.  Sanderson's
          compensation.       In   determining  Mr.   Sanderson's     total
          compensation,  the  Board   considered  all  of  the  information
          provided    by   the  Compensation  Committee  and Mr.    Wise's
          recommendation.  The Board adopted  Mr. Wise's recommendation.

          COMPENSATION OF EXECUTIVE OFFICERS

          The   annual     compensation   of   the    executive   officers,
          including    the   officers specifically   named in  the  Summary
          Compensation  Table    in  this    Proxy  Statement  (the  "Named
          Officers"),  consists primarily  of a base  salary and an  annual
          bonus.    The Named Officers had previously  been granted options
          under  the Company's Key Employees'  Incentive  Stock Option Plan
          (which is  described more fully in the section entitled "Stock
          Option Plans") and   were not granted any additional options
          in 1993.   In 1993,   the   Company granted   options three  other
          executive  officers   to purchase  shares  Company's   Common  Stock
          pursuant to the Company's Key  Employees' Incentive Stock Option
          Plan.  In addition  to base salary and   annual bonus,  the executive
          officers  participate in the  Company's Profit  Sharing Plan (which is described more fully in the section entitled "Profit Sharing
          Plan").

          The  Board of Directors believes  that options for the  Company's
          Common  Stock  are  an  important   element  of    the  executive
          officers'  compensation package  and aid  in the objective   of
          aligning the executive  officers'  interest with those of the stockholders and  giving the  executive officers  a direct stake in the performance  of the Company.


          COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

          The annual compensation   of Mr. Brion Wise,  the Company's Chief
          Executive Officer, consists primarily of  base salary and  annual
          bonus.  Mr.  Sanderson, after discussion   with Mr. Wise,  made a
          recommendation to the Board of Directors regarding  Mr. Wise's compensation.  Mr.  Wise's base salary has remained  constant  at
          approximately $75,000 per year for each of the   last four fiscal
          years.   At March 31, 1994,  Mr.  Wise owned 3,964,430 shares  of
          Common  Stock and 800  shares of  $2.28 Preferred  Stock.  As  a
          result  of  such  ownership,   Mr.  Wise    receives  substantial
          dividends  from  the  Company.  Because    of  these  substantial
          dividends,  the Board of Directors and  Mr. Wise do not
          believe  that  it  is necessary   to increase   Mr. Wise's   base
          salary.   Mr. Wise  does receive an annual bonus that, like those
          of the executive  officers, is related to   an evaluation  of the
          services  provided  by  him    and  the  Company's performance.
          Because Mr. Wise already holds a  significant number of shares of
          Common Stock,  the  Board of Directors  believes   his  interests
          are  already  strongly  tied  to  those  of  its stockholders and
          he   is  therefore not  eligible for  awards under  the Company's
          various  stock  option  plans.    He  is,  however,  entitled  to
          participate  in the Company's Profit Sharing Plan.

          CONTRACTUAL ARRANGEMENTS

          The  Board  of   Directors  has  authorized   the  President   to
          negotiate    employment  agreements with  each  of  the executive
          officers of the Company.

          Effective  October   1,  1993,     the Company  entered   into an
          Employment     Agreement   with   John   Neal  (the   "Employment
          Agreement").  Mr. Neal has been an officer of the  Company
          since 1988.    The  term of   the Employment  Agreement is   from
          October 1,  1993 through December 31, 1996, during which time Mr.
          Neal's salary and  bonus will remain  the same as the  salary and
          bonus  he  earned during    the  year  ended December  31,  1993.
          Pursuant to   the Employment  Agreement, Mr. Neal   performs such
          services  as  may  be assigned to  him,  from  time-to-time,   by
          the Company's  President.   Mr. Neal  has  not  been an executive
          officer since October 1, 1993.


          March 31, 1994
          Compensation Committee
          Richard Robinson
          James A. Senty


          COMPENSATION COMMITTEE INTER-LOCK AND INSIDER PARTICIPATION

          The Compensation   Committee consists   of Mr.   Richard Robinson
          and  Mr.  James    Senty.  Neither  member  of  the  Compensation
          Committee has  been an officer or  employee of  the Company.  Mr.
          Robinson is a member  of the law  firm  of Lentz, Evans and  King
          P.C., which  has   represented the   Company   in  certain   tax,
          corporate  and partnership  law matters since 1977.  Mr. Senty is
          an affiliate of a company to whom the Company sells propane   and
          from    whom  the    Company  leases   rail  cars.      All  such
          transactions were  entered into by  the  Company in  its ordinary
          course  of business, on an arm's  length basis.     For  the year
          ended  December  31,  1993, the  total  amount  of all  such transactions was approximately $1.5 million.

          EXECUTIVE COMPENSATION

          The following table sets forth information regarding compensation paid by  the Company  in  each  of the  last three  years to  the
          Chief  Executive  Officer,  to  each  of  the  four  most  highly
          compensated executive  officers and to  one individual for   whom
          disclosure would have  been  required if that individual had been serving as an executive officer at December 31, 1993.


                               SUMMARY COMPENSATION TABLE(4)

                                                        Annual
                                                  Compensation(1)(2)
                                                  __________________
                                                                     All Other
                                                                      Compen-
          Name and Principal Position       Year  Salary($)  Bonus($) sation(3)
          ___________________________       ____  ________  ________  ________

          Brion G. Wise                     1993  $ 75,000  $100,000  $ 6,790
          Chairman of the Board and         1992    75,450   100,000    6,790
            Chief Executive Officer         1991    75,450   100,000    6,790

          Bill M. Sanderson                 1993   285,012   200,000   21,624
          President and Chief               1992   260,000   325,000   22,779
            Operating Officer               1991   220,000   300,000   21,919

          Lanny F. Outlaw                   1993   150,000    75,000   14,100
          Vice President - Business         1992   140,000   100,000   14,782
            Development and Rocky           1991   123,000   100,000   12,300
            Mountain Region

          John C. Walter                    1993   138,404    75,000   12,077
          Vice President - General          1992   125,000   100,000   12,812
            Counsel and Secretary           1991   100,000   105,000   10,250

          Gary W. Davis                     1993   136,000    75,000   12,127
          Vice President - Southern         1992   125,000   100,000   13,432
            Region                          1991   100,000   100,000   10,757

          John F. Neal(5)                   1993   141,000   140,000   12,608
                                            1992   130,000   140,000   13,882
                                            1991   110,000   140,000   12,019
          ____________________________
          (Footnotes on following page)


          1.  Amounts shown   set forth all   cash compensation   earned  by
          each  of the  six named individuals in the years shown.

          2.  While each of  the  six named individuals received perquisites
          or other   personal  benefits in the  years shown,  in accordance
          with applicable regulations, the   value of these benefits is not
          indicated since they did not exceed in the aggregate the lesser of $50,000 or 10% of the individual's salary and bonus in any year.

          3.  Amounts  shown   set forth   the Company's   contribution   to
          each    of  the    six named  individuals'  Profit  Sharing  Plan
          accounts.

          4.  The  columns for  Other   Annual Compensation  and Long   Term
          Compensation  Awards    and Payouts    have    been   omitted  in
          accordance with the applicable rules as no such compensation has been awarded, earned or paid to any of the six named individuals.

          5.  Mr. Neal served as  Vice President-Pipelines and Gas Marketing
          through October  1, 1993,   after which  time he  became a   Vice
          President who performs special  projects for the President.   Mr.
          Neal has not been an executive officer since October 1, 1993.

          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
          AND FY-END OPTION/SAR VALUES

          The following table provides information with respect to the stock options exercised during the year ended December 31, 1993 and the value as of December 31, 1993 of unexercised in-the-money options held by the Chief Executive Officer, each of the four most highly compensated executive officers and to one individual for whom disclosure would have been required if that individual had been serving as an executive officer at December 31, 1993. The value realized on the exercise of options is calculated using the difference between the option exercise price and the fair market value of the Company's Common Stock on the date of exercise. The value of unexercised in-the-money options at year end is calculated using the difference between the option exercise price and the fair market value of the Company's Common Stock at December 31, 1993.


                                                              Value of
                                                Number of     Unexercised
                                                Unexercised   in-the-money
                                                Options/SARs  Options/SARs
                                                at FY-End (#) at FY-End ($)
                                                _____________ _____________
                              Shares
                             Acquired           Exer- Unexer-
                               on       Value    cis-  cis-  Exer-  Unexer-
                             Exercise  Realized  able  able cisable cisable
                             ________  ________  ____  ____ _______  _______

          Brion G. Wise             -         -     -      -        -        -
          Bill M. Sanderson         -         -     -      -        -        -
          Lanny F. Outlaw(1)    6,250   $95,563 7,500 12,500 $205,125 $275,500
          John C. Walter(2)     6,250    86,188     - 12,500        -  275,500
          Gary W. Davis(3)      8,900   164,065 2,650 12,500   72,478  275,500
          John F. Neal(4)(5)   10,000   166,406 3,750 12,500  102,563  275,500

          ____________________________
          (Footnotes on following page)


          1.  Lanny F. Outlaw  exercised options   to purchase  6,250 shares
          of Common Stock on January 4, 1993. The options exercised had an exercise price of $10.71 per share and a fair market value of $26.00 per share. In-the-money options at December 31, 1993
          consisted  of  7,500 options   with an  exercise  price  of $5.40
          per share and 12,500 options with an exercise price of $10.71 per share all of which had a fair market value of $32.75 per share.

          2.  John C.  Walter exercised  options to  purchase 6,250   shares
          of   Common Stock   on January 18, 1993.    The options exercised
          had  an  exercise price of  $10.71  per share and a   fair market
          value  of $24.50   per share.  In-the-money  options  at December
          31, 1993 consisted of 12,500 options with an exercise price of $10.71 per share and a fair market value of $32.75 per share.

          3.  Gary W. Davis exercised  options  to purchase 2,650  shares of
          Common Stock on   May 12, 1993  and 6,250 shares of  Common Stock
          on January 4, 1993.   The options exercised on   May 12, 1993 had
          an exercise price of $5.40 per share and a fair market value of $31.25 per share, and the options exercised on January 4, 1993
          had an exercise price  of  $10.71 per  share and   a fair  market
          value  of $26.00  per share.   In-the-money options  at  December
          31, 1993  consisted of 2,650  options with an  exercise price of
          $5.40 per   share and 12,500  options with an  exercise price  of
          $10.71 per share all of which had a fair market value of $32.75 per share.

          4. John F. Neal exercised options to purchase 3,750 shares of Common Stock on January 13, 1993 and 6,250 shares of Common Stock on January 5, 1993. The options exercised on January 13, 1993 had an exercise price of $5.40 per share and a fair market value
          of $24.50  per  share, and  the options exercised on   January 5,
          1993  had an exercise price of $10.71 per share and a fair market
          value of  $25.875 per share.   In-the-money options   at December
          31, 1993 consisted of 3,750 options with an exercise price of $5.40 per share and 12,500 options with an exercise price of $10.71 per share, all of which had a fair market value of $32.75 per share.

          5.  Mr. Neal served as Vice  President-Pipelines and Gas Marketing
          through   October  1, 1993, after  which time  he  became  a Vice
          President who performs special projects for the President. Mr. Neal has not been an executive officer since October 1, 1993.

          The  Board of  Directors  did    not approve  the  grant  of  any
          additional  stock options to the Named Officers in 1993.

          STOCK OPTION PLANS

          KEY EMPLOYEES' INCENTIVE STOCK OPTION PLAN

          The Company's Key Employees' Incentive Stock Option Plan provides for the grant to key employees of incentive stock options to purchase Common Stock in order to increase such employees' incentives to contribute to the Company's future success and prosperity and to allow them to acquire a proprietary interest in the Company. The Board is responsible for administration of the plan and has reserved an aggregate of 250,000 shares of Common Stock for issuance under the plan. The Board has full authority to determine the employees to be granted options, the number and purchase price of the shares covered by each option, the time or times at which options may be exercised and other terms and conditions with respect to the grant and exercise of the options. No option may be transferred other than by will or the laws of descent and distribution (only with respect to exercisable options) and, during the lifetime of the optionee, the option may  only be  exercised by
          him. To exercise an option, the option holder must be an employee of the Company, both currently and for the entire period since the date of the option, except that, upon termination (except under certain circumstances), an optionee may exercise any option for up to 180 days. The plan provides that the option price per share of any option granted thereunder may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. Any option granted under the plan must be exercised within nine years after the grant of the option. The option holders' rights to purchase shares are cumulative over time. The Company has entered into agreements committing the Company to loan to each key employee, including the executive officers, an amount sufficient to exercise their options as each portion of their options vests. The Company will forgive the loan and accrued interest if the employee has been continuously employed by the Company for four years after the date of the loan.

          NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

          The Company also has a Non-Employee Directors' Stock Option Plan providing for the grant of options covering an aggregate of 20,000 shares of Common Stock to non-employee directors. The purpose of the plan is to enhance the Company's ability to attract and retain the services of qualified individuals to serve as its directors, providing such directors with an increased incentive to contribute to the Company's future success and prosperity and to allow them to acquire a proprietary interest in the Company's business as well as encouraging such directors to remain as directors of the Company. All non-employee directors of the Company (other than Messrs. Phillips, Stonehocker and Sauvage) from time to time are eligible to be awarded shares of Common Stock under the plan. The Board, which is responsible for administration of the plan, may amend the plan, provided that no such amendment may alter or impair an outstanding option, except under certain limited circumstances.

          The Board has full authority to determine the directors to be granted options, the number and purchase price of the shares covered by each option, the time or times at which options may be exercised and other terms and conditions with respect to the grant and exercise of the options; provided, however, that no member of the Board has a right to vote or decide upon any matter relating to himself or to his rights or benefits under the plan. Participation in the plan does not confer any right of continuation of service as a director of the Company. No option may be transferred other than by will or the laws of descent and distribution (only with respect to exercisable options) and, during the lifetime of the optionee, the option may only be exercised by him. To exercise an option, the option holder must be a director of the Company, both currently and for the entire period since the date of the option, except that, upon termination of a director's service as such (except under certain circumstances), such optionee may exercise any option for up to 180 days. The plan provides that the option price per share of any option granted thereunder may not be less than 100% of the fair market value of the share of Common Stock on the date the option was granted. No option granted under the plan may be exercised prior to January 1, 1992. Any option granted under the plan must be exercised within a period of nine years after the grant of the option. The option holders' rights to purchase shares are cumulative over time.

          Options to purchase a total of 15,000 shares of Common Stock were granted through December 31, 1993 under the plan, 5,000 to each of Messrs. Robinson, Senty and Imhoff, at per share
          exercise prices ranging from  $10.71 to $15.00.   Each of these
          options becomes exercisable as to 25% of the shares covered by it on January 1 of each of 1992 through 1995.

          COMMON STOCK OPTION PLAN

          Pursuant to the Company's restructuring in 1991 (the "Restructuring"), the Company assumed the obligation of its predecessor partnership (the "Partnership") under its Employee Common Units Option Plan, which authorized the granting of options to purchase common units in the Partnership to employees of the Company. The plan has been amended to allow each holder of existing options to exercise such options and acquire one share of Common Stock for each common unit they were entitled to purchase. The exercise price and all other terms and conditions for the exercise of such options issued under the amended plan were the same as under the prior plan, except that the consummation of the Restructuring accelerated the time after which portions of certain options may be exercised because of certain prepayments made in connection with the Restructuring. An aggregate of 430,000 shares of Common Stock are reserved for issuance under the plan. The Board is responsible for the administration of the plan and has full authority, subject to the provisions of the plan, to determine the employees to be granted options, the price and the number of shares of Common Stock represented by each option, the time or times at which options may be exercised, and other terms and options under the plan. The Company believes that on the date the options were granted such exercise prices were less than the fair market value of the common units that could be acquired thereunder. The option price per share of any additional options granted under the plan, which may be less than the fair market value of a share of Common Stock on the date the option is granted, will be determined by the Board in its discretion. Through December 31, 1993, the Board has granted options under the plan to purchase shares of Common Stock at $5.40 per share to a total of approximately 355 employees of the Company. At December 31, 1993, approximately 415,000 options had vested and approximately 325,000 options had been exercised. In February 1994, the Board of Directors retroactively approved, adopted and ratified approximately 53,000 options which were granted to employees in excess of the 430,000 options originally authorized. No more options may be granted under this plan. Options vest at the rate of 20% of the shares subject to such option for each one year of continuous service by such optionee commencing from the later of
          (i) July 2, 1987 or (ii) the optionee's employment commencement date. No option rights granted under the plan may be transferred by an optionee other than by will or the laws of descent (only with respect to exercisable options) and distribution and, during the lifetime of an optionee, the option may be exercised only by him. The Company has entered into agreements committing the Company to loan to certain key employees an amount sufficient to exercise their options, provided that the Company will not loan in excess of 25% of the total amount available to the employee in any one year. The Company will forgive any loan and accrued interest on July 2, 1997, if the employee is then employed by the Company. As of December 31, 1993, loans related to 162,998 options, totaling $1.2 million, were extended under these terms.

          1993 STOCK OPTION PLAN

          The 1993 Stock Option Plan (the "1993 Plan") became effective on May 24, 1993 after approval by the Company's stockholders. The 1993 Plan is intended to be an incentive stock option plan in accordance with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended. The Company has reserved 1,000,000 shares of Common Stock for issuance upon exercise of options under the 1993 Plan. The 1993 Plan will terminate on the earlier of March 28, 2003 or the date on which all options granted under the 1993 Plan have been exercised in full.

          The Board of Directors of the Company will determine and designate from time to time those employees of the Company to whom options are to be granted. If any option terminates or expires prior to being exercised, the shares relating to such option shall be released and may be subject to reissuance pursuant
          to   a new  option.    The Board  of Directors has   the
          right to, among other things, fix the price, terms and conditions for the grant or exercise of any option. The purchase price of the stock under each option shall be the fair market value of the stock at the time such option is granted.

          Options granted will vest 20% a year after the date of grant. The employee must exercise the option within five years of the date each portion vests. If an employee's employment with the Company terminates, the employee may, within the 60 day period immediately following such termination of employment, but in no event later than the expiration date specified in the option agreement, exercise any options that have vested as of the date of such termination. If employment terminates by reason of death or disability, the employee (in the event of disability) or the person or persons to whom rights under the option shall pass by will or by the applicable laws of decent and distribution (in the event of death), shall be entitled to exercise 100% of the options granted regardless of the employee's years of service; provided, however, that no such option may be exercised after 180 days from the date of death or termination of employment with the Company as a result of disability. Through December 31, 1993, the Board of Directors has granted approximately 384,000 options at exercise prices ranging from $28.25 to $35.50 per share of common stock to approximately 455 employees. No options granted under the 1993 Plan have vested.

           PERFORMANCE GRAPH SUBMITTED UNDER COVER OF FORM SE TO THE SECURITIES AND EXCHANGE COMMISSION

          PROFIT SHARING PLAN

          The Company's Profit Sharing Plan is administered by the Board. All employees of the Company are eligible to participate in the plan. Subject to certain restrictions, each participant may elect to reduce his salary and have contributed monthly to the plan on his behalf an amount which on an annual basis may not exceed the lesser of 15% of his base compensation or $9,240 (adjusted in the future for cost-of-living increases). The Company, following the later of (i) the date on which the employee has completed six months of service or (ii) the date on which the employee has completed 1,000 hours of service during the first (or any subsequent) year of service, will contribute to the accounts of participating employees an amount matching 25% of the amount the participant has elected to defer and have the Company contribute to the plan on his behalf; however, the Company's matching contribution will not exceed 1% of the participant's base compensation. In addition, the Company may make annual contributions to the accounts of each participant, as determined by the Board in its sole discretion, in amounts ranging from 2.5% to 15% of the base compensation of such participants. The assets of the plan are held in trust for the participants by a trustee appointed by the Board. The amounts in each participant's accounts are invested in various alternative funds at the direction of the participant. Participants may also invest their individual retirement accounts in the trust fund of the plan. Participants are entitled to receive, upon the earlier of their death, disability or retirement at age 65, a full distribution of those amounts credited to their respective accounts. The Company's contributions and matching contributions under the plan become vested at the rate of 20% after completion of two years of service with an additional 20% vesting each year thereafter until fully vested.

          Participants are entitled to withdraw all or a portion of amounts credited to their respective accounts in accordance with, and subject to the penalties defined by, the rules of the plan and applicable law.

          INDEPENDENT ACCOUNTANTS

          Price Waterhouse served as the Company's independent accountants for 1993. A representative of Price Waterhouse will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

          STOCKHOLDER PROPOSALS

          Any  stockholder  proposals   to  be  considered  for  inclusion
          in   the  Company's solicitation of proxies   for the 1995 Annual
          Meeting of Stockholders must be received by the Secretary of the Company (at 12200 North Pecos Street, Denver, Colorado 80234) no later than November 15, 1994.

          OTHER BUSINESS

          All items of business expected to be brought before the meeting by management of the Company are set forth in this proxy statement. Management knows of no other business to be presented. If other matters of business not presently known to management properly come before the meeting, it is intended that the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

          THE  ENCLOSED PROXY   SHOULD  BE  COMPLETED, DATED,   SIGNED  AND
          RETURNED IN  THE ENCLOSED POSTAGE-PAID ENVELOPE.   PROMPT MAILING
          OF THE PROXY WILL BE APPRECIATED.


                                               By Order of the
                                               Board of Directors,


                                               WESTERN GAS RESOURCES,  INC.



          /s/ Signature
          _____________
          BRION G. WISE
          CHAIRMAN OF THE BOARD AND
          CHIEF EXECUTIVE OFFICER



          Denver, Colorado
          March 31, 1994